UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2018

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (214) 740-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01                                        Entry into a Material Definitive Agreement.

On April 10, 2018, Exela Technologies, Inc. (the “Company” or “Exela”) entered into Amendment No. 1 to Amended & Restated Registration Rights Agreement (the “Amendment”), by and among the Company, Apollo Novitex Holdings, L.P. and Ex-Sigma 2, LLC.  The Amendment modifies certain piggyback registration rights of the holders party to the Amended & Restated Registration Rights Agreement, dated as of July 12, 2017, by and among the Company and the holders party thereto.

The Amendment is filed with this Current Report on Form 8-K as Exhibit 10.1 and the foregoing description of the Amendment is qualified in its entirety by reference thereto.

Item 7.01                                           Regulation FD Disclosure.

On April 10, 2018, the Company issued a press release announcing the commencement of an underwritten public offering of up to 7,000,000 shares of Exela common stock held by Ex-Sigma 2 LLC, a stockholder of Exela. Ex-Sigma 2 LLC also granted the underwriters the option for a period of up to 30 days to purchase up to 1,050,000 shares of Exela common stock to cover over-allotments, if any. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including the exhibit attached hereto, is furnished solely pursuant to Item 7.01 of Form 8-K. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this Item 7.01, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

This Current Report on Form 8-K, including Exhibit 99.1, does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Exhibit Description

10.1	Amendment No. 1 to Amended & Restated Registration Rights Agreement, dated April 10, 2018

99.1	Press Release, dated April 10, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2018

EXELA TECHNOLOGIES, INC.

By:	/s/ Jim Reynolds
Name: Jim Reynolds
Title: Chief Financial Officer